Arin Large Cap Theta Fund
Institutional Class Shares (AVOLX)
Advisor Class Shares (AVOAX)
A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
June 21, 2022

Before you invest, you may want to review the Prospectus of the Arin Large Cap Theta Fund (the “Fund”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at https://fundinfopages.com/AVOLX for Institutional Class Shares, and http://fundinfopages.com/AVOAX for Advisor Class Shares.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com. The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVES
The Arin Large Cap Theta Fund (the “Fund”) seeks to maximize total return through a combination of capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Advisor
Management Fees	0.40%	0.40%
Distribution and/or Service (12b‑1) Fees	None	0.40%
Other Expenses	0.23%	0.23%
Annual Fund Operating Expenses	0.63%	1.03%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional Class	$64	$202	$351	$786
Advisor Class	$105	$328	$569	$1,259
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year ended February 28, 2022, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
As a matter of investment policy, the Fund will invest, under normal circumstances, at least 80% of net assets, plus borrowings for investment purposes, in a portfolio of options contracts on securities whose value is based on companies with market capitalizations that qualify them as “large-cap” companies. Arin Risk Advisors, LLC (the “Advisor”) considers a company to be a “large cap” company if its market capitalization is at least $10 billion. The Fund utilizes one or more combinations of long and short put and call options (SPX options) on securities that are linked to the performance of the S&P 500 Index (the “Index”) in an effort to gain market exposure as well as to hedge the Fund’s market exposure and generate income. The Fund may, from time to time, also invest in options on other broad-based market indexes that represent the U.S. large-cap equity market. While the Fund invests in securities whose prices are affected by changes in the value of the Index, the Fund does not typically maintain full long investment exposure to the Index, does not track the Index, and its performance may differ significantly from that of the Index.
The Fund’s three primary objectives are: gain a varying amount of market exposure to the Index; limit risk relative to a decline in the Index; and generate a series of cash flows.
In order to gain Index exposure, the Fund will sell SPX options or a combination of SPX options that are expected to allow the Fund to realize gains if the Index remains above certain price levels expressed by the strike prices of the Fund’s SPX options contracts. Even if the Index price fails to appreciate in value, the Fund may realize gains. These gains are attributable to the decrease in value of the SPX options sold over time and is typically referred to as “theta”. In cases where the Index falls below certain price levels, the Fund will experience gains and losses that are in line with the movement of the Index. The difference between the Index price and the strike prices of the Fund’s SPX options determines the extent of the Fund’s market exposure to the Index. If the Index price remains above the strike price, the Fund will have modest exposure. If the Index price trades below the strike price, the Fund will have greater market exposure.  In cases where the Index price rises above certain levels, then the Fund will experience gains only up to the amount of premium initially received. The Fund’s assets serve as collateral for options that are bought and sold in an attempt to gain market exposure to the Index.  The SPX options in the Fund’s portfolio each have a trading volume sufficient to preclude the Fund’s trades from influencing prices. The Fund may also use short SPX options (short SPX options generate immediate cash inflows in exchange for taking on the obligation of delivering cash at a future date) or long SPX options (long SPX options require an initial cash payment in exchange for the right to receive a future cash payment at a future date).  The Fund may also utilize call or put spreads to limit the downside risk of the Fund. The Fund will purchase SPX call options or sell SPX put options (including spreads) when the Advisor believes the value of the Index will increase and will purchase SPX put options or sell SPX call options (including spreads) when the Advisor believes the value of the Index will decrease.

An option spread combines two or more option contracts as a single trade.  The Fund sells one SPX option and simultaneously buys an offsetting position in another SPX option. When selling a spread, the maximum gain is the net premium collected and the maximum loss is equal to the difference in the respective strike prices, less the premium collected. The use of spreads may limit the Fund’s exposure to the Index depending upon the rate of change in the Index, the Advisor’s ability to adjust the position, and the pricing of the SPX options used to create the spread. There may be instances where the Fund has no long market exposure and may temporarily have short market exposure.  Such an instance may arise when the market either rises or falls at a rate in excess of the levels provided by the SPX option contracts held by the Fund for long market exposure.
The Fund will purchase other SPX options that should appreciate if the Index significantly declines, and, thus, attempt to limit the Fund’s risk and volatility exposure. When the value of the Index decreases below the strike prices of these SPX options, the value of the Fund will be negatively correlated to the value of the Index.  This long SPX option exposure is referred to as the Fund’s “Protection Ratio”.  This Protection Ratio represents the number of long SPX put options expiring in greater than 40 days with strike prices that are at least five percent (5%) below the current Index value as compared to the number of SPX options representing the investment of all the Fund’s assets (Fund’s total net assets divided by the Index value divided by 100 units per contract). The Advisor seeks to keep the Protection Ratio above 10 and as high as possible while attempting to minimize carrying costs.  There may be periods where the high carrying cost of these SPX options may result in Fund’s Protection Ratio remaining below 10.
The Advisor may also allocate a portion of the Fund’s assets to cash or cash equivalents, including United States Treasury Securities, money-market instruments, money-market mutual funds or option “box spreads,” or an ETF that holds option box spreads. A box spread is a combination of option trades referred to as vertical offsets that results in a synthetic bond exposure.  The Advisor typically compares the yield from the available cash equivalents and chooses to invest in those which offer the most favorable risk and reward characteristics under current market conditions.  The Fund’s strategy may result in high portfolio turnover.

PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per shares (“NAV”), trading price, yield, total return, and ability to meet its investment objectives. Generally, the Fund will be subject to the following principal risks:
Risks from Selling or Writing Options.  Writing option contracts can result in losses that exceed the Fund’s initial investment and may lead to additional turnover and higher tax liability.  The risk involved in writing a call option is that there could be an increase in the market value of the security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value or in the case of cash settled options, the Fund would be required to purchase the option at a price that is higher than the original sales price for such option. Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Fund to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value or in the case of cash settled options, the Fund would be required to purchase the option at a price that is higher than the original sales price for such option.

Risks from Purchasing Options.  If a call or put option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security, in the case of a call, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.  Since many factors influence the value of an option, including the price of the underlying security, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying security, the Advisor’s success in implementing the Fund’s strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.  There is no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Where a position in a purchased option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.
Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities held by the Fund may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Equity Securities Risk.  Investments in securities whose performance is linked to that of equity securities, such as SPX options, may fluctuate in value in response to many factors, including the activities of the individual issuers included in the Index, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of the ETFs in its portfolio.

U.S. Government Securities Risk.  U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments and implement the strategies described above has a significant impact on the ability of the Fund to achieve its investment objectives. The portfolio manager’s experience is discussed in the section of this prospectus entitled “Management of the Fund – Investment Advisor.”
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Portfolio Turnover Risk.  The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.
COVID-19 Risk. The outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of debt securities with operations, productions, offices, and/or personnel in (or other exposure to) areas affected with the virus may experience significant disruptions to their business and/or holdings.  The potential impact on the credit markets may include market illiquidity, defaults and bankruptcies, among other consequences, particularly on issuers in the airline, travel and leisure and retail sectors.  The extent to which COVID-19 will affect the Fund, the Fund’s service providers’ and/or issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. If there is a significant decline in the value of the Fund’s portfolio, this may impact the Fund’s asset coverage levels for certain kinds of derivatives and other portfolio transactions. The duration of the COVID-19 outbreak and its impact on the global economy cannot be determined with certainty.

PERFORMANCE INFORMATION
The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Class Shares from year to year and by showing how the average annual total returns of each class compare to that of a broad-based securities market index. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://fundinfopages.com/AVOLX for the Institutional Class Shares and https://fundinfopages.com/AVOAX for the Advisor Class Shares.
Institutional Class Shares
Calendar Year Returns
During the periods shown in the bar chart above, the Fund’s highest quarterly return was 28.99% (quarter ended March 31, 2020) and the Fund’s lowest quarterly return was -6.56% (quarter ended September 30, 2020). The Fund’s year-to-date return as of March 31, 2022, was 0.84%.

Average Annual Total Returns Period Ended December 31, 2021	Past 1 Year	Past 5 Years	Since Inception[1]
Institutional Class Shares Return Before Taxes Return After taxes on Distributions Return After taxes on Distributions and sale of shares	2.83% 0.86% 2.51%	4.97% 3.82% 3.55%	4.56% 3.40% 3.23%
Advisor Class Shares Before taxes	2.40%	4.54%	4.32%
S&P 500 Total Return Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	15.42%
1.	The Institutional Class Shares commenced operations on August 14, 2013, and the Advisor Class Shares commenced operations on September 3, 2013.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA). After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.
MANAGEMENT
Investment Advisor. The Fund’s investment advisor is Arin Risk Advisors, LLC.
Portfolio Managers. The Fund’s portfolio is managed on a day-to-day basis by Lawrence Lempert, trading director and chief compliance officer of the Advisor, and Joseph DeSipio, co-founder and chief market strategist of the Advisor. Each has served as a portfolio manager since the Fund’s inception in August 2013.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment is $25,000 and the minimum subsequent investment is $100, although the minimums may be waived or reduced in some cases.
The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Arin Large Cap Theta Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. Purchase and redemption orders by facsimile should be transmitted to 919-882-9281. Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangements will generally be taxed later upon withdrawal of assets from those accounts.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial

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